UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2017

BIOANALYTICAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 KENT AVENUE WEST LAFAYETTE, INDIANA	47906-1382
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 463-4527

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Item 5.07.     Submission of Matters to a Vote of Security Holders

On March 9, 2017, Bioanalytical Systems Inc. (the “Company”) held its annual meeting of shareholders at its corporate offices located at 2701 Kent Avenue, West Lafayette, IN 47906. A total of 5,009,379 shares of the Company’s common stock outstanding and entitled to vote were present at the meeting in person or by proxy. The following is a summary of the matters voted on at the meeting.

a.)	Two Class II members of the Board of Directors were elected to serve three-year terms ending in 2020 with the following votes cast:

Nominee	For	Withheld	Broker Non-Vote

Wendy Perrow	2,997,614	92,392	1,919,373

Richard A. Johnson, Ph.D.	2,993,013	96,993	1,919,373

b.)	The appointment of RSM US LLP as our independent registered public accountants for fiscal 2017 was ratified by the following shareholder vote:

Vote Type	Voted

For	4,969,130

Against	36,473

Abstain	3,776

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bioanalytical Systems, Inc.

Date: March 13, 2017	By:	/s/ Jill C. Blumhoff
Jill C. Blumhoff
Chief Financial Officer and Vice President of Finance